Exhibit 99.2

Brigadier Security Systems (2000) Ltd.
                                                                                                                                                          Condensed Interim Financial Statements
For the three and six months ended April 30, 2016 and 2015
(Unaudited)

                               Brigadier Security Systems (2000) Ltd.
                                                                                                                                                          Contents
For the three and six months period ended April 30, 2016
(Unaudited)

Brigadier Security Systems (2000) Ltd.
Condensed Interim Statement of Financial Position
(Unaudited - Expressed in Canadian Dollars)

	April 30, 2016 (unaudited)	October 31, 2015 (audited)

Assets
Current
Cash and cash equivalents	375,863	297,542
Trade and other receivables (Note 6)	639,674	827,199
Income taxes recoverable	-	28,797
Inventories	204,497	219,730
Prepaid expenses and deposits	19,579	6,859
Receivable from shareholder	458	-

	1,240,071	1,380,127
Non-current
Property, plant and equipment (Note 4)	27,646	37,286
Goodwill	60,000	60,000

	1,327,717	1,477,413

Liabilities
Current
Trade and other payables	267,604	384,081
Bonuses payables	-	100,000
Customer deposits	-	11,202
Income taxes payable	15,247	-
Payable to shareholders	-	32,021
Advances from related party	-	200,000

	282,851	727,304
Non-current
Deferred income taxes	5,488	5,488
Retractable and redeemable preferred shares	867,217	867,217

	1,155,556	1,600,009

Events after the reporting period (Note 8)

Equity
Share capital (Note 5)	121	121

Retained earnings (deficit)	172,040	(122,717)

	172,161	(122,596)

	1,327,717	1,477,413

Approved on behalf of the Board

Nicole Robinson
Director

The accompanying notes are an integral part of these financial statements

Brigadier Security Systems (2000) Ltd.
Condensed Interim Statement of Comprehensive Income (Loss)
(Unaudited - Expressed in Canadian Dollars)

	For the Three-Month Period Ending April 30,		For the Six-Month Period Ending April 30,
	2016	2015	2016	2015

Revenue
Commercial	603,307	512,377	1,243,795	1,030,288
Contract	256,951	259,447	560,582	607,682
Monitoring	120,965	121,224	241,271	241,771
Dog detection	27,434	33,573	57,634	67,635
Commission	301	281	677	656

	1,008,958	926,902	2,103,959	1,948,032
Cost of Sales	265,221	431,236	517,506	633,963

Gross margin	743,737	495,666	1,586,453	1,314,069

Gross margin as a percentage of revenue	73.7%	53.5%	75.4%	67.5%

Operating expenses (Schedule 1)	559,696	691,512	1,250,088	1,371,107

Earnings (loss) from operations	184,041	(195,846)	336,365	(57,038)

Other income (expense)
Interest	51	79	107	146
Gain on sale of property, plant and equipment	2,329	-	2,329	-
Rental	(600)	-	-	-

	1,780	79	2,436	146

Income (loss) before income taxes	185,821	(195,767)	338,801	(56,892)

Provision for income taxes	20,252	4,182	44,044	8,363

Comprehensive income (loss)	165,569	(199,949)	294,757	(65,255)

The accompanying notes are an integral part of these financial statements

Brigadier Security Systems (2000) Ltd.
Condensed Interim Statement of Changes in Equity (Deficit)
(Unaudited - Expressed in Canadian Dollars)

	Share capital	Retained earnings (deficit)	Total equity (deficit)

Balance November 1, 2014	121	465,183	465,304
Comprehensive income for the year	-	106,751	106,751
Dividends	-	(700,898)	(700,898)
Refundable dividend taxes paid	-	6,247	6,247

Balance October 31, 2015	121	(122,717)	(122,596)
Comprehensive income for the period	-	294,757	294,757

Balance April 30, 2016	121	172,040	172,161

Brigadier Security Systems (2000) Ltd.
Condensed Interim Statement of Cash Flows
(Unaudited - Expressed in Canadian Dollars)

	For the Six-Month Period Ending April 30,
	2016	2015

Cash provided by (used for) the following activites
Operating activites
Comprehensive income	294,757	(65,255)
Depreciation	9,329	11,100
Gain on sale of property, plant and equipment	(2,329)	-

Changes in working capital accounts
Trade and other receivables	187,525	149,326
Income taxes recoverable	44,044	8,363
Inventories	15,233	(41,067)
Prepaid expenses and deposits	(12,720)	15,611
Trade and other payables	(116,475)	48,965
Bonus payable	(100,000)	(100,000)
Customer deposits	(11,202)	-

Cash provided by operating activities	308,162	27,043

Financing activities
Amounts advanced from (repayments to) shareholders	(32,479)	454
Advances from (repayment to) related party	(200,000)	180,000

Cash (used in) provided by finacing activities	(232,479)	180,454

Investing activities
Proceeds from sale of property, plant and equipment	2,638	-

Increase in cash and cash equivalents	78,321	207,497

Cash and cash equivalents, beginning of period	297,542	125,953

Cash and cash equivalents, end of period	375,863	333,450

The accompanying notes are an integral part of these financial statements

Brigadier Security Systems (2000) Ltd.
                                                                                                                                                          Notes to the Condensed Interim Financial Statements
For the three and six months period ended April 30, 2016 and 2015
(Unaudited)

1.          Reporting entity

Brigadier Security Systems (2000) Ltd. (the “Company”) was incorporated under the Province of Saskatchewan on September 28, 1998. The Company is domiciled in Canada. The Company supplies, installs and monitors security systems in residential and commercial locations in Saskatoon and Regina.

The address of the Company’s registered office is 116 Avenue H North, Saskatoon, Saskatchewan.

2.          Statement of compliance

The condensed interim financial statements for the period ended April 30, 2016 have been prepared in accordance with International Financial Reporting Standards (“IFRSs”) including IAS 34, Interim financial reporting, as issued by the International Accounting Standards Board (“IASB”).

The condensed interim financial statements are not intended to include all of the information and disclosure required for the annual financial statement presentation and should be read in conjunction with the most recent audited annual financial statements.

These condensed interim financial statements were approved by the Board of Directors on August 9, 2016.

3.          Summary of significant accounting policies

These condensed interim financial statements have been prepared in accordance with accounting policies consistent with those used and described in the Company's annual financial statements. Reader's wishing additional information on the Company's accounting policies should refer to the most recent audited financial statements.

4.          Property, plant and equipment
	Computer equipment	Automotive	Furniture and fixtures	Total
Cost
Balance at November 1, 2014	79,978	90,313	74,769	245,060
Additions	1,787	-	-	-
Balance at October 31, 2015	81,765	90,313	74,769	246,847

Disposals	(114)	(6,356)	-	(6,470)
Balance at April 30, 2016	81,651	83,957	74,769	240,377

Accumulated depreciation
Balance at November 1, 2014	63,795	72,946	54,206	190,947
Depreciation	9,296	5,201	4,117	18,614
Balance at October 31, 2015	73,091	78,147	58,323	209,561
Depreciation	4,650	2,621	2,058	9,329
Disposals	-	(6,159)	-	(6,159)
Balance at April 30, 2016	77,741	74,609	60,381	212,731

Net book value
At October 31, 2015	8,674	12,166	16,446	37,286
At April 30, 2016	3,910	9,348	14,388	27,646

5.          Share capital

April 30,	October 31,
2016 (unaudited)	2015 (audited)
Authorized and issued
10,000 Class B common voting shares	79	79
597,218 Class F non-voting, redeemable, non-participating	597,239	597,239
269,999 Class H non-voting, redeemable, non-participating	270,020	270,020

	867,338	867,338
597,218 Class F shares reflected as a liability	(597,218)	(597,218)
269,999 Class H shares reflected as a liability	(269,999)	(269,999)

	(867,217)	(867,217)

	121	121

Due to the redemption rights and properties of the 597,218 Class F and 269,999 Class H shares, they have been presented as a long-term liability on the statement of financial position of the Company. The liability that has been recorded is based on the original stated capital of the shares issued.

Brigadier Security Systems (2000) Ltd.
                                                                                                                                                          Notes to the Condensed Interim Financial Statements
For the three and six months period ended April 30, 2016 and 2015
(Unaudited)

6.          Financial instruments

The Company as part of its operations carries a number of financial instruments. The fair value of financial instruments approximates its carrying value due to the short-term nature of the instruments. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments except as otherwise disclosed.

Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates.

The Company enters into transactions to purchase equipment denominated in various foreign currencies for which the expenses and accounts payable balances are subject to exchange rate fluctuations. The Company does not hedge with foreign currency contracts and therefore the balances translated into Canadian dollars at the rate of the exchange in effect on transaction date.

Credit risk

Credit risk is the risk of financial loss because a counter party to a financial instrument fails to discharge its contractual obligations.

A credit concentration exists relating to trade accounts receivable. As at April 30, 2016, 1 customers accounted for 14% (October 31, 2015 – 3 customers for 49%) of the condensed interim accounts receivable.

The Company’s normal credit terms are 30 days. The trade receivables are past due but are not impaired because payment terms are in place or the balance has been subsequently collected. As at April 30, 2016, the aging of this financial asset is as follows:

	Less than one month past due	One month to less than three months past due	Three months to less than one year past due	One year to less than five years past due	Thereafter	Total
Trade receivables	354,790	188,710	96,174	-	-	639,674

As at October 31, 2015, the aging of this financial asset was as follows:

	Less than one month past due	One month to less than three months past due	Three months to less than one year past due	One year to less than five years past due	Thereafter	Total
Trade receivables	454,356	228,831	144,012	-	-	827,199

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivery of cash or another financial asset. The Company enters into transactions to purchase goods for which repayment is required at various maturity dates.

The Company manages the liquidity risk resulting from its accounts payable by monitoring its operating requirements to ensure it has sufficient funds to fulfil its obligations. Liabilities are settled in one year or less due to the short-term nature of the Company's financial obligations.

7.          Capital management

The Company’s objective when managing capital is to safeguard the entity’s ability to continue as a going concern, so that it can continue to provide returns for shareholders and benefits for other stakeholders.

The Company sets the amount of capital in proportion to risk and manages the capital structure and makes adjustments to it in light of changes to economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, return capital to shareholders, or sell assets.

The Company has no externally imposed capital requirement.

The Company manages the following as capital:

April 30	October 31
2016	2015
(unaudited)	(audited)

Retained earnings (deficit)172,040	(122,717)

8.          Events after the reporting period

Subsequent to year-end, the shareholders of the Company have signed a letter of intent to negotiate the sale of all issued and outstanding shares of the Company to a third party. The transaction closed on June 2, 2016 but did not have an impact on the financial position or its operations for the six month period ended April 30, 2016.

	For the Three-Month Period Ending April 30,		For the Six-Month Period Ending April 30,
	2016	2015	2016	2015

Operating expenses
Salaries, wages and benefits	378,099	368,650	709,462	699,146
Automotive	47,440	49,550	94,372	96,653
Commissions	30,445	46,125	104,157	105,170
Professional fees	22,587	7,727	28,087	13,752
Advertising and promotion	21,550	23,129	48,238	30,691
Rental	20,971	18,285	38,745	36,174
Security	10,234	19,492	25,248	44,705
Telephone, fax and internet	7,481	8,185	16,660	16,084
Contract work	6,899	28,080	18,117	52,119
Travel and entertainment	5,714	1,896	6,807	3,283
Repairs and maintenance	5,491	5,489	10,888	10,881
Supplies	5,417	5,519	13,880	17,468
Depreciation	4,676	5,550	9,329	11,100
Computer maintenance	4,631	4,637	14,981	13,065
Bad debt (recovery)	4,204	-	4,204	-
Interest and bank charges	3,704	3,911	8,256	8,908
Meals and entertainment	3,095	4,163	4,588	5,916
Custom fees	534	1,516	915	2,338
Training and education	514	3,492	514	4,352
Business taxes and licenses (income)	(7,670)	99	22,737	29,447
Management salary (recovery)	(16,320)	86,017	69,903	169,855

	559,696	691,512	1,250,088	1,371,107